GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A Shares, Class C Shares,

Institutional Shares, Class IR Shares, and Class R Shares of the

Goldman Sachs Absolute Return Tracker Fund (the “Fund”)

Supplement dated October 12, 2012 to the

Prospectus dated April 2, 2012 (the “Prospectus”)

Effective immediately, Jonathan Sheridan, Managing Director, is no longer a portfolio manager for the Fund.

Accordingly, effective immediately, all references to Jonathan Sheridan are removed from the Prospectus. In addition, any references in the Prospectus to the “Financial Solutions Group” are hereby replaced with the phrase “Customized Beta Strategies”.

This Supplement should be retained with your Prospectuses for future reference.

ARTFDSTK 10-12